Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 12, 2021 (the “Effective Date”), among Magenta Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto, which aggregate number of shares of Common Stock for all Purchasers together shall be 9,599,998 shares of Common Stock (the “Shares”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

1.	DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Closing” means the closing of the purchase and sale of the Shares on the Closing Date pursuant to Section 2.1 of this Agreement.

“Closing Date” means May 14, 2021.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Material Adverse Effect” means a circumstance that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, results of operations, business, prospects or properties of the Company and the Subsidiaries (as defined below) taken as a whole.

“Nasdaq” means The Nasdaq Global Market.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” means collectively all reports, schedules, forms, statements and other documents filed or furnished by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2020 (including the exhibits thereto and documents incorporated by reference therein).

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO of the Exchange Act, but shall be deemed to not include the location and/or reservation of borrowable shares of Common Stock.

“Subsidiaries” means any subsidiary of the Company.

“Trading Day” means a day on which the Common Stock is traded on Nasdaq.

“Transaction Documents” means this Agreement, and any other documents or agreements executed and delivered to the Purchasers in connection with the transactions contemplated hereunder.

2.	PURCHASE AND SALE

2.1    Closing.

(a)    At the Closing, upon the terms set forth herein, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto, at a purchase price equal to $9.00 per share of Common Stock.

(b)    At the Closing, each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to the purchase price set forth opposite such Purchaser’s name on Exhibit A hereto and the Company shall deliver to each Purchaser its respective Shares in the amount set forth opposite such Purchaser’s name on Exhibit A hereto, deliverable at the Closing on the Closing Date, in accordance with Section 2.2 of this Agreement. The Closing shall take place remotely via the exchange of executed documents and funds at 10:00 a.m. (New York City Time) on the Closing Date or such other time and location as the parties shall mutually agree.

2.2    Deliveries; Closing Conditions.

(a)    At the Closing, the Company will deliver or cause to be delivered to each Purchaser certificate(s) or book-entry shares representing the Common Stock, purchased by such Purchaser, registered in such Purchaser’s name. Such delivery shall be against payment of the purchase price therefor by such Purchaser by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions.

(b)    The respective obligations of the Company, on the one hand, and each Purchaser, on the other hand, hereunder in connection with the Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects on the Closing Date of the representations and warranties contained herein (unless made as of a specified date therein) of the Company (with respect to the obligations of the Purchasers) and the Purchasers (with respect to the obligations of the Company);

(ii)    all obligations, covenants and agreements of the Company (with respect to the obligations of the Purchasers) and the Purchasers (with respect to the obligations of the Company) required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)    the Purchasers shall have received a certificate of the Secretary of the Company (a “Secretary’s Certificate”), dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers;

(iv)    the Purchasers shall have received a certificate signed by the Chief Executive Officer of the Company (an “Officer’s Certificate”), dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers;

(v)    the Purchasers shall have received an opinion of Goodwin Procter LLP, counsel for the Company, dated as of the Closing Date, in a form reasonably satisfactory to the Purchasers; and

(vi)    no Material Adverse Effect has occurred.

3.	REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3.2 of this Agreement and except as set forth in the SEC Reports, which disclosures serve to qualify these representations and warranties in their entirety, the Company represents and warrants to the Purchasers that the statements contained in this Section 3.1 are true and correct as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

(a)    The Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(b)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein.

(c)    The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts, which is the only jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(d)    The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 10,000,000 shares of undesignated preferred stock, par value $0.001 per share (the “Preferred Stock”). As of May 8, 2021, there are no shares of Preferred Stock issued and outstanding and there are 48,610,659 shares of Common Stock issued and outstanding, of which no shares are owned by the Company. There are no other shares of any other class or series of capital stock of the Company issued or outstanding.

(e)    The Company has no Subsidiaries other than Magenta Securities Corporation. The Company owns all of the issued and outstanding capital stock and ownership interests of the Subsidiaries. Other than the capital stock and ownership interests of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own, lease and operate its properties and to conduct its business; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock and ownership interests of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(f)    The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the descriptions thereof in the SEC Reports; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been duly waived or satisfied.

(g)    This Agreement has been duly authorized, executed and delivered by the Company and constitutes the lawful, valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and as limited by general equitable principles.

(h)    Neither the Company nor its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound or to which any property or asset of the Company or its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(i)    The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

(j)    The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound or to which any property, right or asset of the Company or its Subsidiaries are subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or its Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)    No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, other than (i) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered, (ii) any listing applications and related consents (which, for avoidance of doubt, does not include any consent of the Company’s stockholders) or any notices required by Nasdaq in the ordinary course of the offering of the Shares, (iii) filings with the Commission under the Securities Act contemplated by this Agreement or (iv) filings with the Commission on Form 8-K with respect to this Agreement.

(l)    No person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Resale Registration Statement (as defined below) with the Commission or the issuance and sale of the Shares, other than those rights that have been validly waived.

(m)    The Company and its Subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor its Subsidiaries have received written notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification, or non-renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)    The SEC Reports, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of the SEC Reports, when filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(o)    No relationship, direct or indirect, exists between or among the Company or its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its Subsidiaries, on the other, that is required by the Securities Act to be described in the SEC Reports and that is not so described in such documents.

(p)    The financial statements (including the related notes thereto) of the Company and its consolidated Subsidiaries included or incorporated by reference in the SEC Reports comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP in the United States applied on a consistent basis throughout the periods covered thereby, except in the case of unaudited financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission; and any supporting schedules included or incorporated by reference in the SEC Reports present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the SEC Reports has been derived from the accounting records of the Company and its consolidated Subsidiaries and presents fairly in all material respects the information shown thereby.

(q)    Except as described in the SEC Reports, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or its Subsidiaries are or may reasonably be expected to become a party or to which any property of the Company or its Subsidiaries are or may reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material

Adverse Effect; to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental or regulatory authority; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the SEC Reports that are not so described in the SEC Reports and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the SEC Reports that are not so filed as exhibits to the SEC Reports or described in the SEC Reports.

(r)    KPMG LLP, who have certified certain financial statements of the Company and its Subsidiaries, is an independent registered public accounting firm with respect to the Company and its Subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(s)    With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its Subsidiaries existing as of the date hereof (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans and all other applicable laws and regulatory rules or requirements, including the rules of Nasdaq and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their results of operations or prospects.

(t)    Since the date of the most recent financial statements of the Company included or incorporated by reference in the SEC Reports, (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the SEC Reports), short-term debt or long-term debt of the Company or its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole; and (iii) neither the Company nor its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the SEC Reports.

(u)    The Company and its Subsidiaries own, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)    Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) the Company and its Subsidiaries own or have a valid and enforceable license to use all patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights and copyrightable works, inventions, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing, as applicable) (collectively, “Intellectual Property”) used in, held for use in, or, to Company’s knowledge, necessary for the conduct of their respective businesses; (ii) to the knowledge of the Company, the Company and its Subsidiaries have not infringed, misappropriated or otherwise violated any Intellectual Property right of any person or entity, and neither the sale, use nor other exploitation of any of the discoveries, inventions, products, product candidates, services or processes of the Company or any of its Subsidiaries that are referred to in the SEC Reports do or will infringe, misappropriate or otherwise violate any Intellectual Property right of any person or entity; (iii) there is no pending, or to the Company’s knowledge, threatened, action, suit, proceeding or claim by any person or entity (A) alleging that the Company or any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property rights of any person or entity or (B) challenging the ownership, inventorship, validity, enforceability or scope of, or any of the rights of the Company or any of its Subsidiaries in, any Intellectual Property owned by or licensed to the Company or any of its Subsidiaries; (iv) to the knowledge of the Company, none of the Intellectual Property owned by or licensed to the Company or any of its Subsidiaries is being infringed, misappropriated or otherwise violated by any person or entity; and (v) each agreement pursuant to which the Company or any of its Subsidiaries obtains any license or other rights to any Intellectual Property is a valid and binding agreement of the Company and its Subsidiaries and is in full force and effect, and none of the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party thereto, is in default or breach under any terms of any such agreement and, to the knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any event of default thereunder.

(w)    (i)(x) Except as disclosed in the SEC Reports, there has been no security breach or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the

Company and its Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company and its Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(x)    No labor disturbance by or dispute with employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of its or its Subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries have received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(y)    (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Code)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(z)    (i) The Company and its Subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the SEC Reports, (x) there is no proceeding that is pending, or that is known by the Company to be contemplated, against the Company or its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which the Company reasonably believes no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its Subsidiaries, and (z) neither the Company nor its Subsidiaries anticipate material capital expenditures relating to any Environmental Laws.

(aa)    The Company and its Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except for taxes being contested in good faith and for which reserves in accordance with GAAP in the United States have been taken; and except as otherwise disclosed in the SEC Reports, and there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or its Subsidiaries or any of their respective properties or assets that would reasonably be expected to have a Material Adverse Effect.

(bb)    The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks which the Company reasonably believes are adequate to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor its Subsidiaries have (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(cc)    The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that have been designed to comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its Subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the SEC Reports, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(dd)    The Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that has been designed to comply with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ee)    No “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) included or incorporated by reference in the SEC Reports has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ff)    Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the SEC Reports is not based on or derived from sources that are reliable and accurate in all material respects.

(gg)    There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh)    Neither the Company nor its Subsidiaries has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in, any stabilization or manipulation of the price of the Shares.

(ii)    Neither the Company nor its Subsidiaries nor any director, officer or employee of the Company or its Subsidiaries nor, to the knowledge of the Company, any agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries have (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(jj)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)    Neither the Company nor its Subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since the Company’s inception, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ll)    No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(mm)    (i) Except as described in the SEC Reports, the preclinical studies and clinical trials conducted by or, to the knowledge of the Company, on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, that are described in the SEC Reports, or the results of which are referred to in the SEC Reports, as applicable, were, and if still pending are, being conducted in all material respects in accordance with standard medical and scientific research standards and procedures for products or product candidates comparable to those being developed by the Company and all applicable statutes and all applicable rules and regulations of the U.S. Food and Drug Administration and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Regulatory Authorities”), and applicable Good Clinical Practice and Good Laboratory Practice requirements; (ii) the descriptions in the SEC Reports of the results of such studies and trials are accurate and complete descriptions in all material respects and fairly present the data derived therefrom; (iii) the Company has no knowledge of any other studies or trials not described in the SEC Reports, the results of which are inconsistent with or call into question the results described or referred to in the SEC Reports; (iv) the Company and its Subsidiaries have operated at all times and are currently in compliance in all respects with all applicable statutes, rules and regulations of the Regulatory Authorities, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect; and (v) neither the Company nor its Subsidiaries have received any written notices, correspondence or other communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, material modification or suspension of any preclinical studies or clinical trials that are described in the SEC Reports or the results of which are referred to in the SEC Reports, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials, and, to the Company’s knowledge, there are no reasonable grounds for the same.

(nn)    The Company has not failed to file with the Regulatory Authorities any required filing, declaration, listing, registration, report or submission with respect to the Company’s product candidates that are described or referred to in the SEC Filings; all such filings, declarations, listings, registrations, reports or submissions, as applicable, were in material compliance with applicable laws when filed; and no material deficiencies regarding compliance with applicable law have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

(oo)    The Company has not received any notice from the Nasdaq Global Market regarding the delisting of the Common Stock. The Company is in material compliance with all listing and maintenance requirements of Nasdaq on the date hereof.

(pp)    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers hereunder. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of Nasdaq.

3.2    Representations, Warranties and Covenants of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company as of the Closing Date:

(a)    Such Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares and to carry out and perform all of its obligations under this Agreement; and this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

(b)    At the time such Purchaser was offered the Shares, it was, and as of the date hereof it is, (i) either: (A) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (B) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, (ii) an Institutional Account as defined in Financial Industry Regulatory Authority Rule 4512(c), and (iii) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including such Purchaser’s participation in the transactions contemplated by this Agreement. Such Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by this Agreement (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which it is bound and (v) are a fit, proper and suitable investment for such Purchaser, notwithstanding the substantial risks inherent in investing in or holding the Shares. Such Purchaser is able to bear the substantial risks associated with its purchase of the Shares, including but not limited to loss of its entire investment therein.

(c)    Such Purchaser has (i) received, reviewed and understood the offering materials made available to it in connection with the transactions contemplated by this Agreement, (ii) had the opportunity to ask questions of and receive answers from the Company directly and (iii) conducted and completed its own independent due diligence with respect to the transactions contemplated by this Agreement. Based on such information as such Purchaser has deemed appropriate, such Purchaser has independently made its own analysis and decision to purchase the Shares. Except for the representations, warranties and agreements of the Company expressly set forth in this Agreement, such Purchaser is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the transactions contemplated by this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

(d)    Such Purchaser is acquiring its entire beneficial ownership interest in the Shares for its own account for investment purposes only and not with a view to any distribution of the Share in any manner that would violate the securities laws of the United States or any other jurisdiction.

(e)    Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares. Such Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(f)    Dispositions.

(i)    Such Purchaser will not, prior to the effectiveness of the Resale Registration Statement, if then prohibited by law or regulation other than pursuant to an available exemption under the Securities Act, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to the Shares.

(ii)    Such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any purchases or sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company or any other person regarding the transactions contemplated hereby. Such Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any purchases or sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(g)    Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.

(h)    Such Purchaser will hold in confidence all information concerning this Agreement and the sale and issuance of the Shares until the Company has made a public announcement concerning this Agreement and the sale and issuance of the Shares, which shall be made promptly following the execution and delivery hereof.

(i)    Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(j)    Immediately prior to the Closing, such Purchaser, together with its affiliates and any other persons acting as a group together with such Purchaser and any of its affiliates, beneficially owned the number of shares of Common Stock set forth on such Purchaser’s signature page attached hereto (as such ownership is calculated pursuant to the rules of Nasdaq).

(k)    If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of such Purchaser’s jurisdiction.

4.	REGISTRATION RIGHTS

4.1    Definitions. For the purpose of this Section 4:

(a)    the term “Resale Registration Statement” shall mean any registration statement required to be filed by Section 4.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b)    the term “Registrable Shares” means the Shares; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Resale Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Resale Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company, (iii) such security is eligible to be sold pursuant to Rule 144 without condition or restriction, including without any limitation as to volume of sales, and without the Holder complying with any method of sale requirements or notice requirements under Rule 144, or (iv) such security shall cease to be outstanding following its issuance.

4.2    Registration Procedures and Expenses. The Company shall:

(a)    file a Resale Registration Statement (the “Mandatory Registration Statement”) with the Commission on or before the date forty-five (45) days following the Closing Date (the “Filing Date”) to register all of the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under Commission Rule 415). In the event that Form S-3 is not available for the registration of the Registrable Shares, the Company shall register the resale of the Registrable Shares on such other form as is available to the Company;

(b)    use its reasonable best efforts to cause such Mandatory Registration Statement to be declared effective as soon as practicable and in any event within sixty (60) days following the Filing Date (the foregoing or the applicable date set forth in Section 4.2(i), the “Effectiveness Deadline”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement;

(c)    notwithstanding anything contained in this Agreement to the contrary, in the event that the Commission limits the amount of Registrable Shares or otherwise requires a reduction in the number of Registrable Shares that may be included and sold by the Purchasers in the Mandatory Registration Statement (in each case, subject to Section 4.4), then the Company shall prepare and file (i) within ten (10) Trading Days of the first date or time that such excluded Registrable Shares may then be included in a Resale Registration Statement if the Commission shall have notified the Company that certain Registrable Shares were not eligible for inclusion in the Resale Registration Statement or (ii) in all other cases, within twenty (20) days following the date that the Company becomes aware that such additional Resale Registration Statement is required (the “Additional Filing Date”), a Resale Registration Statement (any such Resale Registration Statement registering such excluded Registrable Shares, an “Additional Registration

Statement” and, together with the Mandatory Registration Statement, a “Resale Registration Statement”) to register any Registrable Shares that have been excluded (or, if applicable, the maximum number of such excluded Registrable Shares that the Company is permitted to register for resale on such Additional Registration Statement consistent with Commission guidance), if any, from being registered on the Mandatory Registration Statement;

(d)    (i) not less than two (2) Trading Days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via email to those Purchasers who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Purchasers and (ii) reflect in each such document when so filed with the Commission such comments regarding the Purchasers and the plan of distribution as the Purchasers may reasonably and promptly propose no later than two (2) Trading Days after the Purchasers have been so furnished with copies of such documents as aforesaid;

(e)    use its reasonable best efforts to cause any such Additional Registration Statement to be declared effective as promptly as practicable following the Additional Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of any such Additional Registration Statement;

(f)    prepare and file with the Commission such amendments and supplements to such Resale Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4.7 below, subject to the Company’s right to suspend pursuant to Section 4.6;

(g)    furnish to the Purchasers such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(h)    file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Resale Registration Statements; provided, however, that the Company shall not be required in connection with this Section 4.2(h) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(i)    upon notification by the Commission that the Resale Registration Statement will not be reviewed or is not subject to further review by the Commission, the Company shall within three (3) Trading Days following the date of such notification request acceleration of such Resale Registration Statement (with the requested effectiveness date to be not more than two (2) Trading Days later);

(j)    upon notification by the Commission that that the Resale Registration Statement has been declared effective by the Commission, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(k)    advise the Purchasers promptly (and in any event within two (2) Trading Days thereof):

(i)    of the effectiveness of the Resale Registration Statement or any post-effective amendments thereto;

(ii)    of any request by the Commission for amendments to the Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii)    of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)    of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the prospectus in order to make the statements therein not misleading;

(l)    cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

(m)    bear all expenses in connection with the procedures in paragraphs (a) through (l) of this Section 4.2 and the registration of the Registrable Shares on such Resale Registration Statement and the satisfaction of the blue sky laws of any applicable states.

4.3    Selling Stockholder Questionnaire. Each Purchaser agrees to furnish to the Company a completed Selling Shareholder Questionnaire, in the form provided by the Company (to be a reasonably customary form), not more than five (5) Trading Days following the date such form is provided to such Purchaser. Each Purchaser further agrees that it shall not be entitled to be named as a selling securityholder in the Resale Registration Statement or use the prospectus filed in connection therewith for offers and resales of Registrable Securities at any time, unless such Purchaser has returned to the Company a completed and signed Selling Shareholder Questionnaire and any further information reasonably requested by the Company. Each Purchaser acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 4.3 will be used by the Company in the preparation of the Resale Registration Statement and hereby consents to the inclusion of such information in the Resale Registration Statement.

4.4    Rule 415; Cutback. If at any time the staff of the Commission (“Staff”) takes the position that the offering of some or all of the Registrable Shares in a Registration Statement is not

eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall (in consultation with legal counsel to Deep Track Capital, L.P.) use its reasonable best efforts to persuade the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 4.4, the Staff refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. Any cutback imposed on the Purchasers pursuant to this Section 4.4 shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Purchasers holding a majority of the Registrable Shares otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 4 shall again be applicable to such Cut Back Shares; provided, however, that (x) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Trading Days after such Restriction Termination Date, and (y) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 90th day immediately after the Restriction Termination Date or the 120th day if the Staff reviews such Registration Statement (but in any event no later than three Trading Days from the Staff indicating it has no further comments on such Registration Statement).

4.5    Indemnification.

(a)    The Company agrees to indemnify and hold harmless each Purchaser and its affiliates, partners, members, officers, directors, agents and representatives, and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act (each, a “Purchaser Party” and collectively the “Purchaser Parties”), from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any material failure by the Company to fulfill any undertaking included in the Resale Registration Statement and the Company will, as incurred, reimburse the Purchaser Parties for any legal or other documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to any Purchaser in any such case to the extent that such Loss arises out of, or is based upon: (i) an untrue statement or omission or alleged untrue statement or omission made in such Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Resale Registration Statement; or (ii) any material breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser Party to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the Commission, in accordance with Rule 172 of the Securities Act, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or a Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchasers’ covenants contained in Section 3.2 of this Agreement.

(b)    Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its officers, directors, affiliates, agents and representatives and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each a “Company Party” and collectively the “Company Parties”), from and against any Losses to which the Company Parties may become subject (under the Securities Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Resale Registration Statement, and each Purchaser, severally and not jointly, will reimburse each Company Party for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 4.5(b) be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon its sale of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation.

(c)    Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)    If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e)    If the indemnification provided for in this Section 4.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

4.6    Prospectus Suspension. Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers notice that the Purchasers may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods may only be imposed by the Company for up to two periods of not more than thirty (30) consecutive days in any twelve (12) month period and that, in the good faith judgment of the Company’s board of directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders.

4.7    Termination of Obligations. The obligations of the Company pursuant to Section 4.2 hereof shall cease and terminate, with respect to any Registrable Shares, upon the earliest to occur of (a) such time such Registrable Shares have been resold, (b) such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 4.1(b) hereof or (c) two years from the effective date of the Resale Registration Statement.

4.8    Reporting Requirements.

(a)    With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Shares to the public without registration or pursuant to a registration statement on Form S-3, for a period of two years from the Closing Date, the Company agrees to use its reasonable best efforts to:

(i)    make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)    file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)    so long as a Purchaser owns Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to Commission Form S-3, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144.

4.9    Blue Sky. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Registrable Shares.

5.	OTHER AGREEMENTS OF THE PARTIES

5.1    Integration. Except as contemplated by the terms of this Agreement, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares such that the rules of Nasdaq would require shareholder approval of this transaction prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

5.2    Securities Laws Disclosure; Publicity. The Company shall: (a) promptly following the execution and delivery hereof, issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”), and (b) by 5:30 p.m. (New York City

time) on the fourth (4th) Trading Day following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby except as may be reviewed and approved by the Company; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to the transactions contemplated hereby, provided, further, however, that the Company shall not publicly disclose the name of any Purchaser or an affiliate of any Purchaser except as otherwise required by applicable law and regulations or as agreed to by the applicable Purchaser.

5.3    Legend.

(a)    Each Purchaser understands that the Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(b)    The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Registrable Shares have been sold pursuant to an effective Registration Statement, timely prepare and deliver certificates or book-entry shares representing the Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent: (i) while the Registration Statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow (A) the legend on the Shares to be removed, or (B) sales without restriction pursuant to the effective Registration Statement, and (ii) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. A Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Shares, following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares: (i) following any sale of such Shares pursuant to Rule 144, (ii) if such Shares are eligible for sale under Rule 144(b)(1), or (iii) following the time that the Registration Statement is declared effective. If a legend removal request is made pursuant to the foregoing, the Company will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares (or a request for legend removal, in the case of Shares issued in book-entry form), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive legends or an equivalent book-entry position, as requested by the Purchaser. Certificates for Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by such Purchaser. The Company warrants that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If a Purchaser effects a transfer of the Shares in accordance with Section 5.3(b), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. Such Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 5.3(b) is predicated upon the Company’s reliance that such Purchaser will sell any such Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

5.4    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any of its officers, directors, employees or agents acting on its behalf, will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential.

5.5    Reservation of Common Stock. As of the date hereof, the Company has reserved, and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares.

5.6    Nasdaq Listing. The Company shall prepare and file with Nasdaq an additional shares listing application covering all of the Shares.

5.7    Preservation of Rights. Prior to the date the Mandatory Registration Statement is declared effective by the Commission, the Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Shares in this Agreement.

5.8    Equal Treatment of Purchasers. No Purchaser has received terms in respect of its purchase of the Shares that are more favorable than those of any other Purchaser, other than (i) the reimbursement of legal and due diligence expenses set forth in Section 6.2 hereof, (ii) terms particular to the regulatory requirements of such Purchaser or its affiliates or related funds or (iii) terms concerning the publicity policies of such Purchaser.

6.	MISCELLANEOUS

6.1    Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated within ten (10) calendar days from the Effective Date through no fault of such Purchaser; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

6.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that, if the Closing occurs, the Company shall pay the reasonable and documented legal and due diligence expenses of (i) Deep Track Capital, L.P. up to an aggregate of $100,000 and (ii) TCG Crossover LLC up to an aggregate of $9,000. Notwithstanding the foregoing, the Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

6.3    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective upon actual receipt via mail, courier or confirmed email by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by (a) the Company and (b) Purchasers holding at least a majority of the Shares sold (or, prior to the Closing, contemplated to be sold) in the Closing and then-held by a Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided, that if any amendment, disproportionately and adversely impacts a Purchaser (or group of Purchasers) in any material respect, the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). The Purchasers may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (other than by merger).

6.8    Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Section 4.5(a).

6.9    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.10    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.11    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13    Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or bond, if requested. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

6.14    Remedies. The Company shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages, for any breach of the Transaction Documents.

6.15    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.16    Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

6.17    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MAGENTA THERAPEUTICS, INC.

/s/ Jason Gardner
Name:	Jason Gardner
Title:	President and Chief Executive Officer

Address for Notice:

Magenta Therapeutics, Inc.
100 Technology Square
Cambridge, Massachusetts, 02139
Attn: Jason Gardner

With a copy to (which shall not constitute notice):

Goodwin Procter LLP
100 Northern Avenue
Boston, Massachusetts, 02210
Attn: Mitchell S. Bloom
Gregg L. Katz
William D. Collins
E-mail: mbloom@goodwinlaw.com
gkatz@goodwinlaw.com wcollins@goodwinlaw.com

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

CLOSING SCHEDULE

Investor	Shares of Common Stock to be Purchased	Purchase Price for Common Stock

A-1